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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 27, 2005

                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               33-81808                                22-3276290
       (Commission File Number)           (IRS Employer Identification Number)

            1361 Alps Road
          Wayne, New Jersey                              07470
(Address of Principal Executive Offices)               (Zip Code)

                                 (973) 628-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                             ADDITIONAL REGISTRANTS

                                                                                       Address, including zip
                                  State or other                                     code and telephone number,
                                  jurisdiction of                                       including area code,
 Exact name of registrant         incorporation or       Registration No./I.R.S.      of registrant's principal
as specified in its charter        organization         Employer Identification No.      executive offices
---------------------------        ------------         ---------------------------      -----------------

Building Materials                   Delaware                 333-69749-01/                1361 Alps Road
Manufacturing Corporation                                      22-3626208                  Wayne, NJ 07470
                                                                                           (973) 628-3000








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
Item 2.02.  Results of Operations and Financial Condition.

           On April 27, 2005, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the first quarter ended April 3, 2005. A copy of the news release is furnished herewith as
Exhibit 99.1.

           This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


Item 9.01.  Financial Statements and Exhibits.

(c)       Exhibits.

99.1 News release issued April 27, 2005 regarding results of operations for the first quarter ended April 3, 2005.







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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: April 27, 2005               By:   /s/  John F. Rebele
                                          --------------------------------------
                                          Name:   John F. Rebele
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer







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
                                  EXHIBIT INDEX

    Exhibit Number                   Description
    --------------                   -----------

          99.1 News release issued April 27, 2005 regarding results of operations for the first quarter ended April 3, 2005.











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